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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported):  January 29, 2004
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                           Programmer's Paradise, Inc.
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             (Exact name of Registrant as specified in its charter)




           Delaware                   000-26408                 13-3136104
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 (State of Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)              File Number)         Identification No.)



    1157 Shrewsbury Avenue, Shrewsbury, New Jersey                 07702
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       (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (732) 389-8950
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Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits

(c)      Exhibits

         99.1 Press Release dated January 29, 2004 announcing financial results for the fourth quarter and year ended December 31, 2003.

Item 9 and Item 12. Regulation FD Disclosure and Results of Operations and Financial Condition

         On January 29, 2004, Programmer's Paradise, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2003. The information contained in the press release, which is attached as
Exhibit 99.1 to this report, is incorporated by reference herein and is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PROGRAMMER'S PARADISE, INC.



Dated:  February 2, 2004            By: /s/ Simon F. Nynens
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                                        Simon F. Nynens
                                        Chief Financial Officer




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                                Index to Exhibits
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Exhibit No.     Description
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99.1            Press  Release  dated  January  29,  2004  announcing  financial results for the fourth quarter and year ended December 31, 2003.